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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 27, 2004

MARKWEST HYDROCARBON, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14841	84-1352233
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 Inverness Drive West, Suite 200, Englewood, CO 80112-5000
(Address of principal executive offices)

Registrant's telephone number, including area code: 303-290-8700

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers

(d)
Appointment of New Director

        Effective October 27, 2004, Mrs. Anne E. Fox Mounsey was appointed to the board of directors of MarkWest Hydrocarbon, Inc. ("MarkWest") to replace Arthur J. Denney, who resigned from the board of directors on September 1, 2004. Ms. Mounsey is the daughter of John M. Fox, a director and the chairman of the board of MarkWest. From 1991 to 2003, Ms. Mounsey held various positions with MarkWest, her most recent as Manager of Marketing and Business Development. A 1989 graduate of Southern Methodist University, Ms. Mounsey also holds a Master of Finance degree from the University of Colorado.

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SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST HYDROCARBON, INC. (Registrant)
Date: November 2, 2004	By:	/s/ JAMES G. IVEY James G. Ivey Chief Financial Officer

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  ITEM 5.02. Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers
SIGNATURE